                     [FORM OF NATIONAL RESALE APPLICATION]

                          AT&T WIRELESS SERVICES, INC.
                             NATIONAL RESALE PROGRAM

--------------------------------------------------------------------------------
                           NATIONAL RESALE APPLICATION

Attached is an application for AT&T Wireless Services' National Resale
Program.

--------------------------------------------------------------------------------

1.  Please follow the instructions that are included with the application to complete all sections. Return the application with all necessary financial information and attachments to the address indicated on the front of the application. Incomplete applications will be returned for completion.

2.  After receipt of your completed application, we will forward service plan information for those markets in which you have indicated an interest.
    Within approximately thirty (30) days, we will evaluate your application to determine whether, and on what terms, we can offer you service. After completing the evaluation, we will send you a letter indicating whether AWS will require a letter of credit from you.

3.  If you would like to proceed with a Wholesale relationship, we will put the terms of our offer to you in an Agreement which you can accept by signing and returning to us within thirty (30) days from the date of said Agreement.

4.  Please be aware that the information contained in a completed application is only considered current for (3) three months. If an Agreement is not pursued within that (3) three month period, an updated application will be required.

    Thank you for your interest in AT&T Wireless Services. If you have any questions, please call John Khalilian at (201) 576-7509.

                          AT&T WIRELESS SERVICES, INC.
                           NATIONAL RESALE APPLICATION

              Please            return the completed application and financial
                                information to:

                                          LORRAINE PINERO
                                          RESELLER OPERATIONS SPECIALIST
                                          AT&T WIRELESS SERVICES, INC.
                                          15 E. MIDLAND AVE.
                                          PARAMUS, NJ  07652
                                          (201) 967-3134

                     Please allow 30 days for processing the
                                  application.
                   If you have any questions, please contact:
                        Lorriane Pinero at (201) 967-3134

                           INSTRUCTIONS FOR COMPLETING
                           AND SUBMITTING APPLICATION

     Thank you for your interest in reselling the wireless services provided by the companies owned or operated by AT&T Wireless Services, Inc. and subsidiaries (collectively, the "Company"). Please complete this application in its entirety and return it to John Khalilian at the address which appears on the cover. Applications generally require (30) thirty days to process. In order to minimize the possibility of delay in processing your application, please:

     1. Fill in the application completely. If the information requested does not apply to your business, simply write "not applicable" or "N/A" in the space provided.

     2. Attach all supporting documentation requested before returning the application to us. Incomplete applications will be returned for completion.

     3. A completed Certificate of Interested Party is required for all
"interested parties" -- i.e., all business owners, all executive officers and directors of corporate applicants, and all managing and general partners of partnership applicants. However, such forms are not required of applicants that are public companies (i.e., corporations subject to the reporting requirements of the Securities and Exchange Act of 1934).

     4. You may wish to contact your listed credit references in advance to alert them of our pending inquiry. The information supplied to us is confidential, and will be used to determine the creditworthiness of your business.

     5. Please be aware that the information contained in a completed application is only considered current for (3) three months. If a National
Agreement is not pursued within that (3) three month period, an updated application will be required.

     AT NO TIME DURING THE APPLICATION PROCESS, CONTRACT EXECUTION PHASE, OR THE
ESTABLISHMENT AND DAILY MAINTENANCE OF YOUR RESALE ACCOUNT, SHOULD YOU DISCUSS
WITH US: YOUR PROPOSED OR ESTABLISHED END USER RATE STRUCTURE; YOUR CUSTOMER
SERVICE POLICIES; OR YOUR EQUIPMENT PRICING. WE ARE NOT AT LIBERTY TO DISCUSS
WITH ANY OTHER CARRIER, INCLUDING RESELLER SERVICE PURCHASERS OR RESELLERS,
INFORMATION PERTAINING TO OUR INTERNAL BUSINESS PRACTICES, RETAIL PRICING
STRUCTURE, OR EXISTING RESALE CARRIERS.

                              GENERAL INFORMATION

NAME OF BUSINESS:
                                    -------------------------------------------

DOING BUSINESS AS:
                                    -------------------------------------------

ALL OTHER NAMES: (including all     -------------------------------------------
registered fictitious names, and    -------------------------------------------
all names under which this business -------------------------------------------
has been operated in the past)

DESCRIPTION OF BUSINESS ACTIVITIES:
                                    -------------------------------------------

PRIMARY BUSINESS ADDRESS:
                                    -------------------------------------------

                                    -------------------------------------------

PRIMARY BUSINESS PHONE:
                                    -------------------------------------------

PRIMARY BUSINESS FAX:
                                    -------------------------------------------

TYPE OF ENTITY:
                                    -----------
(i.e., Corporation, Partnership, Sole
Proprietorship, Other)

STATE AND YEAR OF INCORPORATION OR
 REGISTRATION OF LIMITED PARTNERSHIP OR
LIMITED LIABILITY COMPANY:
                                                --------------

STATE CORPORATE CHARTER NUMBER:
                                    -------------------------------------------

DATE OF BUSINESS FORMATION:
                                    -------------------------------------------

FEDERAL TAX IDENTIFICATION NUMBER:
                                    -------------------------------------------

STATE TAX CERTIFICATE NUMBER:
                                    -------------------------------------------

                               GENERAL INFORMATION (continued)
                               -------------------

DUN & BRADSTREET NUMBER:
                                              --------------

PARENT AND AFFILIATE COMPANY NAMES:
                                              --------------

PARENT AND AFFILIATE COMPANY ADDRESSES:
                                              --------------

                                              --------------

                                              --------------

                                              --------------

                              LOCATION INFORMATION

REGISTERED AGENT:
                                    ------------------------------------------

REGISTERED AGENT ADDRESS:
                                    ------------------------------------------

                                    ------------------------------------------

REGISTERED AGENT PHONE:
                                    ------------------------------------------

HOW LONG HAVE YOU BEEN AT YOUR CURRENT LOCATION:

                                    ------------------------------------------

DO YOU OWN OR RENT THIS SPACE:
                                    ------------------------------------------

LANDLORD NAME:
                                    ------------------------------------------

LANDLORD PHONE:
                                    ------------------------------------------

DO YOU HAVE ANY OTHER BUSINESS LOCATIONS? _____, IF YES, PLEASE LIST BELOW ALL
APPLICABLE ADDRESSES AND INDICATE WHAT FUNCTIONS (SALES, SERVICE, ETC.) ARE
PERFORMED AT EACH LOCATION.

                              FINANCIAL INFORMATION

               **************************************************

         ATTACH A COPY OF YOUR MOST RECENT AUDITED FINANCIAL STATEMENT
   (including balance sheets, income statements, and statements of cash flow).

             ALSO ATTACH COPIES OF YOUR MOST RECENT PROXY STATEMENT
                     AND FORM 10-K (if applicant is a public
                                   company).

                     IF YOU DO NOT HAVE AN AUDITED FINANCIAL
                   STATEMENT, ATTACH COPIES OF YOUR OPERATING
                  STATEMENTS AND SUPPORTING TAX RETURNS FOR THE
                          TWO PREVIOUS BUSINESS YEARS.

               **************************************************

                               INTERESTED PARTIES

                         (FOR NON-PUBLIC COMPANIES ONLY)

LIST BELOW THE NAMES, TITLES, AND LOCATIONS OF EACH INTERESTED PARTY (i.e., SOLE
PROPRIETORS, EXECUTIVE OFFICERS AND DIRECTORS OF CORPORATE APPLICANTS, AND
MANAGING OR GENERAL PARTNERS OF PARTNERSHIP APPLICANTS).

1.         _______________________________________________________

2.         _______________________________________________________

3.         _______________________________________________________

4.         _______________________________________________________

5.         _______________________________________________________

6.         _______________________________________________________

7.         _______________________________________________________

8.         _______________________________________________________

9.         _______________________________________________________

10.        _______________________________________________________

(The attached form (pages 8 & 9) must be completed and signed by each person who has been designated as an interested party. Please make additional copies as needed.)

                         CERTIFICATE OF INTERESTED PARTY

                         (FOR NON-PUBLIC COMPANIES ONLY)

(This form (pages 8 & 9) must be completed and signed by each person who has been designated as an interested party. Please make additional copies as needed.)

NAME:
                                --------------------------------------------

TITLE:
                                --------------------------------------------

DATE OF BIRTH:
                                --------------------------------------------

SOCIAL SECURITY NUMBER:
                                -------------------

DRIVER'S LICENSE NUMBER:
                                --------------------------------------------

PASSPORT NUMBER:
                                --------------------------------------------

BUSINESS ADDRESS:
                                -------------------------------------------

                                ----------------------------------------

BUSINESS PHONE:
                                -------------------------------------------

OWNERSHIP INTEREST:
                                ------------------------

HOME ADDRESS:
                                -------------------------------------------

                                -------------------------------------------

HOME PHONE:
                                -------------------------------------------

                         CERTIFICATE OF INTERESTED PARTY (continued)
                         -------------------------------

(This form (pages 8 & 9) must be completed and signed by each person who has been designated as an interested party. Please make additional copies as needed.)

HAVE YOU EVER FILED A PETITION FOR BANKRUPTCY
OR HAD AN INTEREST IN ANY ENTITY
THAT HAS SOUGHT PROTECTION
UNDER FEDERAL OR STATE INSOLVENCY LAWS?           ----------------------------

(If so, name the entity involved, the case number or docketing information, and the dates of each such proceeding.)

     I authorize Company to conduct an investigation of my background as well as material contained in my application. The investigation may include verifying my education, securing educational records, obtaining evaluations and dates of prior employment, confirming professional achievements, and obtaining reports regarding my credit history and criminal history. I authorize Company to engage independent agents to assist in the investigation. I further authorize any person or credit reporting agency to compile and furnish to Company any information that it may have or obtain in response to an inquiry from Company. I hereby release any person, corporation, or agency providing information in connection with such investigation from any and all liability arising out of the providing of such information that it may have about me, including any claims of negligence.

                                INTERESTED PARTY:

                                -------------------------
                                Print Name and Title

                                Signature

                                Date

                     TELECOMMUNICATIONS INDUSTRY INFORMATION

HAS YOUR BUSINESS, ANY AFFILIATE OF YOUR BUSINESS,
OR ANY INTERESTED PARTY IN YOUR BUSINESS
EVER ENGAGED IN THE TELEPHONE INDUSTRY,
DIRECTLY OR INDIRECTLY, AS A DEALER OR RESELLER?
                                                 -------------------------

(If so, list the business or parties involved, the name and address of the carrier with which you dealt, and the dates of each such association and whether that business ever filed for bankruptcy, declared insolvency or otherwise sought protection from creditors or was investigated or sanctioned by any regulatory agency.)

--------------------------------------------------------------------------
--------------------------------------------------------------------------
--------------------------------------------------------------------------

LIST ALL AT&T WIRELESS SERVICES' MARKETS BY CITY IN WHICH YOU ARE INTERESTED
IN ACQUIRING RESALE SERVICE:

--------------------------------------------------------------------------
--------------------------------------------------------------------------

                               CREDIT INFORMATION

                                 BANK REFERENCES

PRINCIPAL BANK/FINANCIAL INSTITUTION:
                                             ----------------------------------

LOCATION:
                                             ----------------------------------

ACCOUNT NUMBER:
                                             ----------------------------------

LOAN ACCOUNT NUMBER:
                                             ----------------------------------

BANK PHONE NUMBER:
                                             ----------------------------------

BANK OFFICER/BROKER:
                                             ----------------------------------

                           TRADE REFERENCES (List Two)

1.       NAME:
                           ----------------------------------------------

         ADDRESS:
                           ----------------------------------------------

         CONTACT:
                           ----------------------------------------------

         PHONE:
                           ----------------------------------------------

         ACCOUNT NUMBER:
                           ----------------------------------------------

2.       NAME:
                           ----------------------------------------------

         ADDRESS:
                           ----------------------------------------------

         CONTACT:
                           ----------------------------------------------

         PHONE:
                           ----------------------------------------------

         ACCOUNT NUMBER:
                           ----------------------------------------------

                         CREDIT INFORMATION (continued)

                       CONTINGENT AND CRIMINAL LIABILITIES

ARE THERE ANY JUDGMENTS, CLAIMS,
OR SUITS PENDING OR UNRESOLVED
AGAINST YOUR BUSINESS OR ANY OF
ITS INTERESTED PARTIES?                         ---------------

(If so, list the court or agency involved, the case number or docketing information, and the current status of each such matter.)

HAS ANY INTERESTED PARTY IN YOUR
BUSINESS EVER BEEN CONVICTED OF OR
PLED NOLO CONTENDERE TO A FELONY
OR OFFENSE REQUIRING JAIL TIME OR A
FINE OF MORE THAN $1,000?
                                                              ---------------

(If so, disclose the full details of the charge, the current status, the parties involved, the jurisdiction, the time and place of such charge, and the results of such charge.)

===================================================================
-------------------------------------------------------------------

                            CERTIFICATE OF APPLICANT

1. The undersigned submits this application with the understanding that the information contained herein: (a) is confidential; (b) is to be used only to assist in determining the qualifications of this applicant to enter into a binding resale contract with the Company; and (c) will not be disclosed to any third parties except for purposes of credit-checking or otherwise to investigate the qualifications of this applicant to become a reseller.

2. Any landlord, bank, mortgagee, sub-contractor, supplier, or any other person, firm, corporation, or agency (including credit agencies) with which the applicant has done business or which have extended any credit to the applicant are hereby authorized to furnish Company with any information that it may request concerning applicant or any interested party of applicant. The undersigned, with full authority to act on behalf of the applicant, on behalf of such entity and its owners, officers, directors, partners, joint venturers, or managers, as appropriate, hereby releases any such parties supplying information from any and all liability or legal responsibility whatsoever arising out of having furnished such information in good faith.

3. The applicant agrees to furnish promptly to Company any additional information that it may request in connection with this application.

4. The undersigned guarantees the truth, accuracy and completeness of all statements made in this application, and any information later supplied by the applicant to the Company in connection with this application.

                      APPLICANT:

                      Signature

                      -------------------------------------------------------
                      Print Name

                      -------------------------------------------------------
                      Print Title

                      -------------------------------------------------------
                      Date